UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2011

Essex Rental Corp.
(Exact name of registrant as specified in charter)

Delaware	000-34601	20-5415048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1110 Lake Cook Road, Suite 220, Buffalo Grove, Illinois	60089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-215-6502

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐☐☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐☐☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐☐☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 3.02  Unregistered Sales of Equity Securities

As previously disclosed, on March 4, 2011, Essex Rental Corp. (the “Company”) issued 495,828 shares (the “Shares”) of its common stock, par value $.0001 per share, pursuant to the exercise of warrants (the “Warrants”) issued by the Company to Laurence Levy and Edward Levy in a private placement simultaneously with the closing of the Company’s initial public offering on March 4, 2007.  The aggregate exercise price paid for the Shares was $2,479,140.

The Shares were offered and sold without registration under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from registration provided in Section 4(2) of the Act, based in part on representations made to the Company by each of Messrs. Levy and Levy and the fact that no general solicitation was involved in the offer and sale of such securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX RENTAL CORP.

Date: March 10, 2011	By:	/s/ Martin A. Kroll
Name: Martin A. Kroll
Title: Chief Financial Officer